UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.


             October 31, 2003                                  0-30629
------------------------------------------------         ----------------------
Date of Report (Date of earliest event reported)         Commission File Number


                              TOTAL FIRST AID, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


         Florida                                          59-1796257
-------------------------------                       ---------------------
(State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                      Identification Number)


                           5607 Hiatus Road, Suite 500
                             Tamarac, Florida 33321
                             ----------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 724-2929
                                 --------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective on October 31, 2003, Total First Aid, Inc., consummated its acquisition of 3323455 Canada Inc., and on November 10, 2003, filed a Current Report on Form 8-K to disclose completion of that acquisition. The purpose of this filing is to amend the Current Report on Form 8-K by filing certain financial statements and financial information required by Regulation S-X and identified in Item 7 below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a) The following financial statements of the business acquired, for the periods specified in Rule 3-05(b) of Regulation S-K, are filed herewith:

         o        Table of Contents to Financial Statements of Kischi
                  Konsulting, Inc.
         o        Report of Independent Chartered Accountants
         o        Statements of Earnings for the Years Ended June 30, 2003 and
                  2002
         o Statements of Retained Earnings for the Years Ended June 30, 2003 and 2002
         o        Statements of Cash Flows the Years Ended June 30, 2003 and
                  2002
         o        Balance Sheet as of June 30, 2003 and 2002
         o        Notes to Financial Statements

         (b) The following pro forma financial information required by Article 11 of Regulation S-X is filed herewith:

         o        Introduction to Unaudited Pro Forma Consolidated Financial
                  Statements
         o        Unaudited Pro Forma Consolidated Balance Sheet at September
                  30, 2003
         o Unaudited Pro Forma Consolidated Statement of Income for the Nine Months Ended September 30, 2003
         o Unaudited Pro Forma Consolidated Statement of Income for the Year Ended December 31, 2002
         o        Notes to Unaudited Pro Forma Consolidated Financial Statements

         (c) Exhibits.

         10.1 Share Exchange Agreement dated October 20, 2003 relating to the acquisition of 3323455 Canada Inc.

         10.2 Share Exchange Agreement dated September 20, 2003 relating to the acquisition by 3323455 Canada Inc. of Kischi Konsulting Inc. and 2906694 Canada Inc.
______________________

(1) Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed November 10, 2003.

(2) Incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed November 10, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February 11, 2004                    TOTAL FIRST AID, INC.



                                            By: /s/ Michel L. Marengere
                                                --------------------------
                                                Michel L. Marengere
                                                Chief Executive Officer

Kischi Konsulting Inc.

Financial Statements
June 30, 2003
         Report of Independent Chartered Accountants                                      F-2

         Statements of Earnings for the Years Ended June 30, 2003 and 2002                F-3

         Statements of Retained Earnings for the Years Ended June 30, 2003 and 2002       F-4

         Statements of Cash Flows the Years Ended June 30, 2003 and 2002                  F-5

         Balance Sheet as of June 30, 2003 and 2002                                       F-6

         Notes to Financial Statements                                                    F-7 - F-10



Pro Forma Financial Information as of September 30, 2003

         Introduction to Unaudited Pro Forma Consolidated Financial Statements            F-11 - F-12

         Unaudited Pro Forma Consolidated Balance Sheet at September 30, 2003             F-13

         Unaudited Pro Forma Consolidated Statement of Income for the
           Nine Months Ended September 30, 2003                                           F-14

         Unaudited Pro Forma Consolidated Statement of Income for the
           Year Ended December 31, 2002                                                   F-15

         Notes to Unaudited Pro Forma Consolidated Financial Statements                   F-16


Auditors' Report

To the Shareholders of
Kischi Konsulting Inc.


We have audited the balance sheet of Kischi Konsulting Inc. as at June 30, 2003 and the statements of earnings, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2003 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.


Chartered Accountants

Gatineau
September 25, 2003

Kischi Konsulting  Inc.
Earnings Year ended June 30, 2003
(US dollars)

                                                         2003             2002
                                                      ---------        ---------
                                                          $                $
Consulting revenue                                    6,455,619        4,553,245
Direct expenses                                       6,051,162        4,136,045
                                                      ---------        ---------

Gross profit                                            404,457          417,200
                                                      ---------        ---------
Operating expenses
Salaries and employee benefits                            3,833           51,975
Publicity and promotion                                  30,726           30,906
Travelling expenses                                       1,684            1,261
Marketing and administration                            149,111           92,477
Office supplies and expenses                             12,893            9,452
Telecommunications                                        7,436            7,263
Membership fees                                             839              524
Doubtful accounts                                            28            2,538
Insurance                                                27,647           21,894
Professional fees                                        36,634              401
Rental expenses                                          30,081           13,695
Interest and bank charges                                 2,596            2,747
Amortization of fixed assets                              4,395            2,467
                                                      ---------        ---------
                                                        307,903          237,600
                                                      ---------        ---------
                                                         96,554          179,600
Other revenues (expenses)
Interest                                                    388              550
                                                      ---------        ---------
Earnings before income taxes                             96,942          180,150
Current income taxes                                     33,146           54,824
                                                      ---------        ---------
Net earnings                                             63,796          125,326
                                                      ---------        ---------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Kischi Konsulting Inc.
Retained Earnings
Year ended June 30, 2003
(US dollars)

                                                        2003             2002
                                                      --------         --------
                                                          $               $
Retained earnings (deficit),
   beginning of year                                   104,030          (21,296)

Net earnings                                            63,796          125,326
                                                      --------         --------
Retained earnings, end of year                         167,826          104,030
                                                      --------         --------
--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Kischi Konsulting Inc.
Cash Flows
Year ended June 30, 2003
(US dollars)


                                                              2003       2002
                                                           --------    --------
                                                                $         $
OPERATING ACTIVITIES
Net earnings                                                 63,796     125,326
Unrealized exchange gain                                     18,965       6,977

Non-cash items
Amortization of fixed assets                                  4,395       2,467
Changes in working capital items (Note 3)                  (130,649)    133,179
                                                           --------    --------
Cash flows from operating activities                        (43,493)    267,949
                                                           --------    --------

INVESTING ACTIVITIES
Fixed assets                                                (12,089)     (7,110)
Receipt of advances to companies
  owned by the shareholders                                  16,280          --
                                                           --------    --------
Cash flows from investing activities                          4,191      (7,110)
                                                           --------    --------

FINANCING ACTIVITIES
Bank loan and cash flows from financing activities               --     (51,010)
                                                           --------    --------
Net increase (decrease) in cash and cash equivalents        (39,302)    209,829
Cash (bank overdraft),  beginning of year                   207,473      (2,356)
                                                           --------    --------
Cash, end of year                                           168,171     207,473
                                                           --------    --------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

Kischi Konsulting Inc.
Balance Sheet
June 30, 2003
(US dollars)


                                                         2003            2002
                                                      ---------        ---------
                                                          $                $
ASSETS
Current assets
    Cash                                                168,171          207,473
    Accounts receivable                               1,423,657          781,549
    Prepaid expenses                                      1,373            1,220
                                                      ---------        ---------
                                                      1,593,201          990,242
Fixed assets (Note 4)                                    20,153           10,249
Advances to companies owned
  by the shareholders, received
  during the year                                            --           16,209
                                                      ---------        ---------
                                                      1,613,354        1,016,700
                                                      ---------        ---------
LIABILITIES
 Current liabilities
     Accounts payables and
      accrued liabilities                             1,406,753          877,248
     Income taxes payable                                13,113           31,012
                                                      ---------        ---------
                                                      1,419,866          908,260
                                                      ---------        ---------
SHAREHOLDERS' EQUITY
Capital stock (Note 6)                                       79               79
Retained earnings                                       167,826          104,030
Unrealized exchange gain                                 25,583            4,331
                                                      ---------        ---------
                                                        193,488          108,440
                                                      ---------        ---------
                                                      1,613,354        1,016,700
                                                      ---------        ---------


--------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

On behalf of the Board,


-----------------------------                   --------------------------------
Director                                        Director

Kischi Konsulting Inc.
Notes to Financial Statements
June 30, 2003
(US dollars)

--------------------------------------------------------------------------------

1 - GOVERNING STATUTES AND NATURE OF OPERATIONS

The Company, incorporated under the Canada Business Corporations Act, provides computer consulting services.

2 -ACCOUNTING POLICIES

Accounting estimates

The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts recorded in the financial statements and notes to financial statements. These estimates are based on management's best knowledge of current events and actions that the Company may undertake in the future. Actual results may differ from these estimates.

Cash and cash equivalents

The Company's policy is to present cash and temporary investments having a term of three months or less from the acquisition date with cash and cash equivalents.

Amortization

Fixed assets are amortized over their estimated useful lives according to the diminishing balance method at the following annual rates:

                                           Rates
                                           -----
Equipment                                   20%
Computers                                   30%

Income taxes

The Company uses the tax liability method to account for income taxes. Under this method, future tax assets and liabilities are determined according to differences between the carrying amounts and tax bases of the assets and liabilities. They are measured by applying enacted or substantively enacted tax rates and laws at the date of the financial statements for the years in which the temporary differences are expected to reverse.

Revenue recognition

Revenue from consulting services is recognized at the time the services are performed.

Advertising costs

Advertising costs are expensed as incurred. The Company charged $2,188 advertising Expense during the year ($6,162 in 2002)

Kischi Konsulting Inc.
Notes to Financial Statements
June 30, 2003
(US dollars)

--------------------------------------------------------------------------------
 3 -  INFORMATION INCLUDED IN THE STATEMENT OF CASH FLOWS

The changes in working capital items are detailed as follows:

                                                       2003              2002
                                                     --------          --------
                                                         $                 $
Accounts receivable                                  (485,826)         (194,283)
Accounts payables and accrued                         374,620           317,102
liabilities
Income taxes payable                                  (19,443)           10,360
                                                     --------          --------
                                                     (130,649)          133,179
                                                     --------          --------

Cash flows relating to interest and income taxes on operating activities are detailed as follows:

                                                       2003              2002
                                                     --------          --------
                                                          $                 $
Interest paid                                           2,596             2,747
Income taxes paid                                      52,590            44,464

4- FIXED ASSETS

                                                        2003
                                        ----------------------------------------
                                                     Accumulated
                                         Cost        amortization          Net
                                        ------       ------------        -------
                                           $                $                $
Equipment                                8,529            1,896            6,633
Computers                               32,779           19,259           13,520
                                        ------           ------           ------
                                        41,308           21,155           20,153
                                        ------           ------           ------

                                                           2002
                                            ------------------------------------
                                                        Accumulated
                                             Cost       amortization        Net
                                            ------      ------------      ------
                                               $             $               $
Equipment                                    3,853            678          3,175
Computers                                   20,822         13,748          7,074
                                            ------         ------         ------
                                            24,675         14,426         10,249
                                            ------         ------         ------
5 - BANK GUARANTEES

Authorized bank line of credit, prime rate plus 1.5%, is secured by accounts receivable and a Joint suretyship by both directors for the amount of the loan. The Company has an authorized line of credit of $250,000 Cdn of which all the amount remained unused as at June 30, 2003.

Kischi Konsulting Inc.
Notes to Financial Statement
June 30, 2003
(US dollars)

--------------------------------------------------------------------------------

6 - CAPITAL STOCK

Authorized
Unlimited number of shares without par value

Class "A" shares, voting and participating

Class "B" shares, non-voting, non-participating, priority holder and non-cumulative dividends, redeemable at the amount of consideration received at issuance plus any declared and unpaid dividends

Class "C" shares, non-voting, non-participating and non-cumulative dividends

                                          2003                  2002
                                          ----                  ----
                                            $                     $
Issued and fully paid
10,000 class "A" shares                    72                     72
  1,000 class "shares"                      7                      7
                                          ---                    ---
                                           79                     79
                                          ---                    ---

7 - COMMITMENTS

The Company has entered into a long-term lease agreement expiring in July 2007 which calls for lease payments of $127,539 for the rental of a building. The minimum lease payments for the next fives years are $31,234 annually in 2004, 2005, 2006 and 2007 and $2,603 for 2008

The Company has entered into another long-term lease agreement expiring in May 2007 which calls for lease payments of $9,092 for the rental of office equipment. The minimum lease payments for the next four years are $2,273 annually.

8 - CONTINGENCY

A lawsuit in the amount of approximately $125,000 Cdn has been filed against the Company as it was contingently liable as endorser of another Company's obligations regarding certain professional fees. Since the Company's directors are of the opinion that this lawsuit is unwarranted, no provision has been recorded in this respect.

9 - RELATED PARTY TRANSACTIONS

During the year, the Company entered into the following transactions with its shareholders : Direct expenses include management fees of $285,160 ($85,442 in 2002) and operating expenses include administrative fees of $23,847 ($13,390 in
2002). As at June 30, 2003, amounts totalling $195,418 are still payable to the shareholders from these transactions and are included under accounts payable and accrued liabilities on the balance sheet.

These transactions were concluded in the normal course of operations at the exchange amount, which is the amount established and accepted by the parties.

Kischi Konsulting Inc.
Notes to Financial Statements
June 30, 2003
(US dollars)

--------------------------------------------------------------------------------

10 - FINANCIAL INSTRUMENTS

The financial statements include only primary financial instruments. The Company used the following methods and assumptions to determine the fair value of the financial instruments included in the financial statements as accurately as possible :

Short-term financial instruments

The fair value of cash, accounts receivable, accounts payable and accrued liabilities is equivalent to their carrying amount given that they will mature shortly.

11 -COMPARATIVE FIGURES

Certain comparative figures have been reclassified to conform with the presentation adopted in the current year.

     INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



Sale of First Aid Direct Product Line to VanDyne Crotty

Effective as of the close of business on September 30, 2003, First Aid Direct, Inc. completed the sale of substantially all of its assets to VDC First Aid and Safety Supply, LLC, a related party. The assets disposed of were those related to First Aid Direct's wholesale first aid and safety supply business. VDC First Aid and Safety Supply is an affiliate of Van Dyne-Crotty, Inc., who, along with its affiliates was principal shareholders of First Aid Direct. The sale of assets was made pursuant to the terms and conditions of an Asset Purchase Agreement entered into on August 29, 2003. Following the closing, First Aid Direct would continue to distribute its Total First Aid and Roehampton Supply product lines. Within 30 days following the closing, First Aid Direct will change its name to Total First Aid, Inc.

The sales price for the assets disposed of is $1,215,000. The sales price was paid at closing. Approximately $215,000 of the sales price was used to retire First Aid Direct's indebtedness to Key Bank. First Aid Direct also received $259,150 for its accounts receivable collected by VDC First Aid and Safety Supply during the 120-day period following the closing. At closing, a $250,000 deposit against those accounts receivable was paid to First Aid Direct. The sales price for the assets was supported by a valuation and fairness opinion received from Stenton Leigh Capital Corp., an unaffiliated financial consulting firm.


Assumption of warehouse/office lease by VanDyne Crotty

Effective November 1, 2003 VanDyne Crotty assumed responsibility for First Aid Direct, Inc. warehouse/office lease, the lease term running from December 2002 through February 28, 2007. The monthly rental cost of the lease was $12,950 per month with forty (40) months left on the lease. In exchange for the assumption First Aid Direct, Inc. turned over net fixed assets of $102,257.

Sale of the Total First Aid and Roehampton Product Lines to Roehampton Aid Corp.

On December 19, 2003, Total First Aid, Inc. (Company or Total First Aid) completed the disposition of the assets comprising its Roehampton Supply Product line and its Total First Aid product line to Roehampton Aid Corp. The sale of assets was made pursuant to the terms and conditions of an Asset Purchase Agreement entered into on November 14, 2003, for a purchase price of $100. The net book value of the assets disposed of was $254,019.

Acquisition of 3323455 Canada Inc. and Kischi Konsulting Inc.

On October 31, 2003, Total First Aid, Inc. consummated the acquisition of 3323455 Canada Inc. (3323) Simultaneous with the acquisition, 3323455 Canada Inc. acquired Kischi Konsulting Inc. (Kishi) The acquisition of 3323 and its subsidiaries was effected through a securities exchange agreement in which Total First Aid issued 30,692,285 common shares for all of the 3323 shares, thereby making the latter a wholly-owned subsidiary of the Company. 3323 acquired Kischi which was exchanged for 4,000,000 shares of Total First Aid, as well as cash in the amount of US$1,500,000. The cash portion of the acquisition of Kischi was derived from a private placement of units of securities of the Company, as well as cash on hand. The purchase price for the acquisitions resulted from arms-length bargaining among the parties, and there was no prior affiliation or relationship among management of Total First Aid and the acquired companies.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             AT SEPTEMBER 30, 2003


                                                                                                   Sale of Total
                                                                                                   First Aid and
                                                                       Sale of First  Assumption     Roehampton
                                                      Total First Aid    Aid Direct  of Warehouse     Product
                                                         Inc. At        Product Line   Lease by       Lines to        Adjusted
                                                       September 30,     to VanDyne     VanDyne      Roehampton      Total First
                                                           2003            Crotty       Crotty        Aid Corp.       Aid, Inc.
------------------------------------------------------------------------------------------------------------------------------------


Assets
Current assets:
   Cash                                                  $   36,547     $1,249,283                                     $1,326,257

                                                                            40,427

   Accounts receivable - stockholder                         56,442        (56,442)

   Accounts receivable - customer                           223,049       (202,708)                           100          (6,905)
                                                                             9,150                        (36,496)
   Notes receivable - employee                                5,000         (5,000)

   Loans receivable

   Inventories                                              659,890       (543,178)                       (98,239)        (16,527)
                                                                           (35,000)
   Prepaid expenses                                         111,726         (5,427)                       (13,784)         60,025
                                                                                                          (32,490)

   Goodwill
                                                   ---------------------------------------------------------------------------------
       Total current assets                               1,092,654        451,105               0       (180,909)      1,362,850
                                                   ---------------------------------------------------------------------------------

Property and equipment - net                                144,991                       (102,757)       (29,531)         12,703

Intangible asset - net                                      109,475                                      (109,475)
                                                   ---------------------------------------------------------------------------------
       Total assets                                      $1,347,120     $  451,105       $(102,757)     $(319,915)     $1,375,553
                                                   =================================================================================

Liabilities and stockholders' equity
Current liabilities:

   Accounts payable and accrued expenses payable         $  280,281                                     $ (65,896)     $  214,385

   Line of credit                                           215,000       (215,000)

   Loans payable

   Income taxes payable
                                                   ---------------------------------------------------------------------------------
       Total current liabilities                            495,281       (215,000)              0        (65,896)        214,385
                                                   ---------------------------------------------------------------------------------



Stockholders' equity:

     Capital                                              1,608,112                                                     1,608,112



     Retained earnings (deficit)                           (756,273)       666,105        (102,757)      (254,019)       (446,944)


     Accumulated comprehensive income
                                                   ---------------------------------------------------------------------------------
       Total stockholders' equity                           851,839        666,105        (102,757)      (254,019)      1,161,168
                                                   ---------------------------------------------------------------------------------

       Total liabilities and stockholders' equity        $1,347,120     $  451,105       $(102,757)     $(319,915)     $1,375,553
                                                   =================================================================================

[restubbed table]



                                                      3323455          Kischi
                                                    Canada, Inc.   Konsulting, Inc.
                                                     At June 30,      At June 30,
                                                     2003 in US       2003 in US               Pro Forma            Pro Forma As
                                                      Dollars           Dollars               Adjustments             Adjusted
------------------------------------------------------------------------------------------------------------------------------------


Assets
Current assets:
   Cash                                                                  $  168,171         $ (214,385) (1)          $  280,043
                                                                                               500,000  (4)
                                                                                            (1,500,000) (5)

   Accounts receivable - stockholder

   Accounts receivable - customer                                         1,423,657              6,905  (2)           1,423,657

   Notes receivable - employee

   Loans receivable                                    2,271,925                            (2,271,925) (3)

   Inventories                                                                                  16,527  (2)

   Prepaid expenses                                      411,289              1,373                                     472,687


   Goodwill                                                                                  4,701,468  (5)           4,701,468
                                                   -----------------------------------------------------------------------------
       Total current assets                            2,683,214          1,593,201          1,238,590                6,877,855
                                                   -----------------------------------------------------------------------------

Property and equipment - net                                                 20,153                                      32,856

Intangible asset - net
                                                   -----------------------------------------------------------------------------
       Total assets                                   $2,683,214         $1,613,354         $1,238,590               $6,910,711
                                                   =============================================================================

Liabilities and stockholders' equity
Current liabilities:

   Accounts payable and accrued expenses payable      $   70,151         $1,406,753         $ (214,385) (1)          $1,476,904

   Line of credit                                          3,997                                                          3,997

   Loans payable                                         330,363                                                        330,363

   Income taxes payable                                                      13,113                                      13,113
                                                   -----------------------------------------------------------------------------
       Total current liabilities                         404,511          1,419,866           (214,385)               1,824,377
                                                   -----------------------------------------------------------------------------



Stockholders' equity:

     Capital                                           2,279,337                 79            500,000  (4)           5,484,263
                                                                                            (2,271,925) (3)
                                                                                             3,368,660  (5)

     Retained earnings (deficit)                            (634)           167,826             23,432  (2)            (423,512)
                                                                                              (167,192) (5)

     Accumulated comprehensive income                                        25,583                                      25,583
                                                   -----------------------------------------------------------------------------
       Total stockholders' equity                      2,278,703            193,488          1,452,975                5,086,334
                                                   -----------------------------------------------------------------------------

       Total liabilities and stockholders' equity     $2,683,214         $1,613,354         $1,238,590               $6,910,711
                                                   =============================================================================

              Unaudited Pro Forma Consolidated Statement of Income
                      Nine Months Ended September 30, 2003

                                                                                                               3323455
                                                 Total First Aid                                             Canada, Inc.
                                                    Inc. At                               Adjusted            At June 30,
                                                  September 30,          Sale of         Total First          2003 in US
                                                      2003              Operations        Aid, Inc.            Dollars
                                                   ------------------------------------------------------------------------

Net sales                                          $ 2,490,710                            $ 2,490,710

Consulting revenues
                                                   ------------------------------------------------------------------------

Total revenues                                       2,490,710                              2,490,710
                                                   ------------------------------------------------------------------------

Cost of sales                                        1,724,025                              1,724,025

Direct expenses
                                                   ------------------------------------------------------------------------

Gross profit                                           766,685                                766,685
                                                   ------------------------------------------------------------------------

General and administrative expenses                    883,233                                883,233

Gain (loss) sale of discontinued operations                                309,329            309,329
                                                   ------------------------------------------------------------------------

Income (loss) before income taxes                     (116,548)            309,329            192,781

Income taxes
                                                   ------------------------------------------------------------------------
Net Income (loss)                                  $  (116,548)        $   309,329        $   192,781
                                                   ========================================================================

Per share data :
    -Basic and diluted
       Net Income (loss)                           $     (0.03)
                                                   ===========

       Average number of shares outstanding          3,985,000
                                                   ===========


[restubbed table]


                                                          Kischi
                                                     Konsulting, Inc.
                                                       At June 30,           Pro Forma
                                                       2003 in US           Adjustments         Pro Forma
                                                         Dollars             (6) & (7)           Adjusted
                                                   --------------------------------------------------------

Net sales                                                                   $(2,490,710)        $         0

Consulting revenues                                       6,455,619                               6,455,619
                                                   --------------------------------------------------------

Total revenues                                            6,455,619          (2,490,710)          6,455,619
                                                   --------------------------------------------------------

Cost of sales                                                                (1,724,025)                  0

Direct expenses                                           6,051,162                               6,051,162
                                                   --------------------------------------------------------

Gross profit                                                404,457            (766,685)            404,457
                                                   --------------------------------------------------------

General and administrative expenses                         307,515            (847,500)            343,248

Gain (loss) sale of discontinued operations                                                         309,329
                                                   --------------------------------------------------------

Income (loss) before income taxes                            96,942              80,815             370,538

Income taxes                                                 33,146             114,854             148,000
                                                   --------------------------------------------------------
Net Income (loss)                                       $    63,796         $   (34,039)        $   222,538
                                                   ========================================================

Per share data :
    -Basic and diluted
       Net Income (loss)                                                                        $      0.01
                                                                                                ===========

       Average number of shares outstanding                                                      34,677,285
                                                                                                ===========

             Unaudited Pro Forma Consolidated Statement of Income
                          Year Ended December 31, 2002

                                                 Total First Aid                                               3323455
                                                   Inc. - Year                                               Canada, Inc.
                                                     Ended                                Adjusted            At June 30,
                                                  December 31,           Sale of         Total First          2003 in US
                                                      2002              Operations        Aid, Inc.            Dollars
                                                   ------------------------------------------------------------------------

Net sales                                          $ 3,343,198                           $ 3,343,198

Consulting revenues
                                                   -------------------------------------------------------------------------

Total revenues                                       3,343,198
                                                   -------------------------------------------------------------------------

Cost of sales                                        2,278,897                             2,278,897

Direct expenses
                                                   -------------------------------------------------------------------------

Gross profit                                         1,064,301                             1,064,301
                                                   -------------------------------------------------------------------------
General and administrative expenses                    930,292                               930,292

Gain (loss) sale of assets                                                309,329            309,329
                                                   -------------------------------------------------------------------------

Income (loss) before income taxes                      134,009            309,329            443,338

Income taxes
                                                   -------------------------------------------------------------------------
Net Income (loss)                                  $   134,009        $   309,329        $   443,338        $         0
                                                   =========================================================================


Per share data :
    -Basic and diluted
       Net Income (loss)                           $      0.03
                                                   ===========

       Average number of shares outstanding          3,985,000
                                                   ===========

[restubbed table]


                                                          Kischi
                                                     Konsulting, Inc.
                                                       At June 30,      Pro Forma
                                                       2003 in US      Adjustments         Pro Forma
                                                         Dollars        (6) & (7)           Adjusted
                                                   ---------------------------------------------------

Net sales                                                              $(3,343,198)        $         0

Consulting revenues                                   6,455,619                            $ 6,455,619
                                                   ---------------------------------------------------

Total revenues                                                                               6,455,619
                                                   ---------------------------------------------------

Cost of sales                                                           (2,278,897)                  0

Direct expenses                                       6,051,162                              6,051,162
                                                   ---------------------------------------------------

Gross profit                                            404,457         (1,064,301)            404,457
                                                   ---------------------------------------------------
General and administrative expenses                     307,515           (890,000)            347,807

Gain (loss) sale of assets                                                                     309,329
                                                   ---------------------------------------------------

Income (loss) before income taxes                        96,942           (174,301)            365,979

Income taxes                                             33,146            112,854             146,000
                                                   ---------------------------------------------------
Net Income (loss)                                   $    63,796        $  (287,155)        $   219,979
                                                   ===================================================

Per share data :
    -Basic and diluted
       Net Income (loss)                                                                   $      0.01
                                                                                           ===========

       Average number of shares outstanding                                                 34,677,285
                                                                                           ===========


         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(A) Pro Forma adjustments -

Balance sheet

(1) To reflect the payments of payables from the proceeds of the VanDyne Crotty asset sale.

(2) To reflect the residual sales and business activity of Total First Aid, Inc. after the asset sale to VanDyne Crotty.

(3) To write down outstanding loans on 3323 prior to acquisition by Total First Aid Inc.

(4) To record proceeds from private placement.

(5) To record the acquisition of 3323455 Canada Inc. and Kischi Konsulting for stock and to eliminate subsidiary capital and retained earnings.


Income statement

(6) To reflect the sale of the Total First Aid, Inc. product lines and related assets during 2003.

(7) To reflect a provision for income taxes at an estimated effective tax rate of 40%.


(B) Earnings Per Share -

Pro Forma Basic and Diluted

         Average shares outstanding                    3,985,000
                                                       =========

Pro Forma Basic and Diluted, as adjusted

         Average shares outstanding                    3,985,000

         Adjustment for shares issued during
           acquisition                                30,692,285
                                                      ----------

                  As adjusted                         34,677,285
                                                      ==========